UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2018

C&J ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38023	81-4808566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3990 Rogerdale Rd. Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 325-6000

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.
The information set forth under Item 5.02 of this Current Report relating to the termination of Mr. Mark Cashiola’s employment agreement is incorporated by reference in this Item 1.02.
Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of     Certain Officers; Compensatory Arrangement of Certain Officers
Resignation of Mark Cashiola as Chief Financial Officer; Appointment of Mike Galvan as Interim Chief Financial Officer
On March 20, 2018, C&J Energy Services, Inc.’s (“C&J” or the “Company”) Chief Financial Officer, Mark Cashiola, departed from the Company, having resigned effective immediately.
On March 20, 2018, the Board of Directors of the Company (the “Board”) appointed Mike Galvan, the Company’s Senior Vice President and Chief Accounting Officer, as interim Chief Financial Officer, effective immediately. In his capacity as interim Chief Financial Officer, Mr. Galvan will succeed Mr. Cashiola as the Company’s principal financial officer until a replacement is appointed, in addition to continuing to serve in his current role as the principal accounting officer of the Company. There are no issues involving the Company’s financial statements, internal controls or financial reporting procedures that led to Mr. Cashiola’s departure.
Mr. Galvan, age 49, joined C&J in 2014, serving as Vice President of Technical Accounting before being promoted to Senior Vice President – Chief Accounting Officer in May 2017. Mr. Galvan has approximately 25 years of accounting and financial experience and, among other duties, is currently responsible for the Company’s accounting and financial reporting processes. Prior to joining C&J, Mr. Galvan served as Senior Vice President and Chief Accounting Officer at Mattress Firm from December 2012 to May 2014, and Vice President and Chief Accounting Officer at Main Street Capital Corporation from January 2008 to December 2012. Prior to 2008, Mr. Galvan served in various accounting and financial capacities with increasing responsibility at numerous companies, including Direct Energy and Enron Corporation. Mr. Galvan started his career in 1994 with Arthur Anderson LLP in Houston, Texas, most recently having served as senior auditor. Mr. Galvan received an MPA from the University of Texas in 1994. There are no arrangements or understandings between Mr. Galvan and any other person(s) in connection with this appointment, nor any family relationships between Mr. Galvan and any director or executive officer of the Company. Mr. Galvan is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Compensatory Arrangement of Departing Officer
On March 20, 2018, the Board approved the material terms of a separation arrangement with Mr. Cashiola in connection with the termination of his employment.
In connection with Mr. Cashiola’s departure, the Company and Mr. Cashiola entered into a Waiver and Release Agreement dated as of March 20, 2018 (the “Separation Agreement”) whereby, among other things, Mr. Cashiola’s existing employment with the Company was terminated and he agreed to a general release of claims in favor of the Company and its affiliates.
In connection with Mr. Cashiola’s departure, and pursuant to the terms of Mr. Cashiola’s employment agreement with the Company (the “Employment Agreement”) and the Separation Agreement, Mr. Cashiola will receive (i) a lump sum cash severance payment equal to $2,170,343, which represents an amount equal to the sum of (A) $1,700,000, which is two times the sum of Mr. Cashiola’s current salary and the target value for the annual short-term incentive cash bonus specified in the Employment Agreement, (B) $425,000, as a payment reflecting Mr. Cashiola’s short-term incentive bonus for 2018 at the target value specified in the Employment Agreement, (C) $16,346, which is a payment in lieu of further advance notice of termination as required pursuant to the Employment Agreement, and (D) $28,997, which represents 18 months’ of the cost of COBRA medical premiums; and (ii) accelerated vesting of outstanding equity awards, including (X) 20,332 stock options, (Y) 36,369 restricted shares and (Z) 7,755 performance shares. No other severance or termination benefits will be paid to Mr. Cashiola as a result of his resignation or the termination of the Employment Agreement.
Mr. Cashiola’s Separation Agreement acknowledges that he is subject to certain continuing restrictions, including with respect to non-disparagement, non-disclosure, and non-solicitation of Company employees. The Company agreed to a limited waiver of non-competition and certain customer non-solicitation provisions contained in the Employment Agreement.
The foregoing description of the Separation Agreement is not complete and is qualified in its entirety by reference to the full and complete terms of the Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein. A copy of the Employment Agreement, as amended, with the Company is filed as Exhibit 10.3 to a Current Report on Form 8-K, dated December 6, 2016 and is incorporated by reference herein.
Compensatory Arrangement of Interim Chief Financial Officer
On March 20, 2018, the Compensation Committee of the Board determined that Mr. Galvan will receive an additional amount of $14,500 per month for each calendar month (prorated for any partial month) for his service as interim Chief Financial Officer, in addition to Mr. Galvan’s existing compensation and benefits for his continued role as Senior Vice President and Chief Accounting Officer.

Item 7.01	Regulation FD Disclosure.
On March 20, 2018, C&J issued a press release announcing the departure of the Company’s Chief Financial Officer and appointment of an interim Chief Financial Officer, as described under Item 5.02 of this Current Report. A copy of the press release is furnished as Exhibit 99.1 hereto pursuant to Item 7.01 of Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, and including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1*	Waiver and Release Agreement with Mark Cashiola, dated March 20, 2018
10.2
First Amendment to Employment Agreement dated as of November 30, 2016 by and between C&J Energy Services Ltd. and Mark Cashiola, which includes the Amended and Restated Employment Agreement dated June 15, 2016 by and between the Company and Executive as Exhibit A (filed as Exhibit 10.3 to a Current Report on Form 8-K, dated December 6, 2016 and incorporated by reference herein)

99.1+	Press Release, issued March 20, 2018 (furnished and not filed for purposes of Item 7.01)
*	Filed Herewith
+	Furnished Herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&J ENERGY SERVICES, INC.
(Registrant)

/s/ Danielle Hunter
Name: Danielle Hunter
Title: Executive Vice President, General Counsel, Chief
Risk and Compliance Officer and Corporate Secretary
Date: March 21, 2018